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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 15, 1998


                          FIRST UNITED BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



         ARKANSAS                    0-11916                   71-0538646
(State or other jurisdiction       (Commission               (IRS Employer
    of incorporation)              File Number)              Identification
                                                                Number)


             MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS 71730
               (Address of principal executive offices)  (Zip Code)



       Registrant's telephone number, including area code: (870) 863-3181

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ITEM 5. OTHER EVENTS.

         On March 30, 1998, First United Bancshares, Inc., El Dorado, Arkansas ("First United"), acquired by merger all of the issued and outstanding common stock of Citizens National Bancshares of Hope, Inc., Hope, Arkansas ("Citizens"), pursuant to the Agreement and Plan of Reorganization, dated September 15, 1997 ("Citizens Agreement") in exchange for the issuance of 1,569,887 shares of First United common stock. The method of calculating the average sales price for determining fractional share payments and exchange ratio for shares and options are fully described in First United's Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-43637 as filed with the Securities and Exchange Commission ("SEC") on December 31, 1997, and Amendment No. 1 thereto filed on February 3, 1998, which became effective February 6, 1998. Furthermore, additional information regarding the consummation of the transaction can be found in the current report on Form 8-K filed by First United on April 10, 1998.

         On March 30, 1998, First United acquired by merger all of the issued and outstanding common stock of First Republic Bancshares, Inc., Rayville, Louisiana ("Republic"), including shares issuable to persons entitled to receive performance shares and holders of Republic debentures, pursuant to the Agreement and Plan of Reorganization, dated December 9, 1997 ("Republic Agreement") in exchange for the issuance of 799,864 shares of First United common stock. The method of calculating the average sales price for determining fractional share payments and exchange ratio for shares and options are fully described in First United's Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 333-44601 as filed with the Securities and Exchange Commission ("SEC") on January 21, 1998, and Amendment No. 1 thereto filed on February 4, 1998, which became effective February 6, 1998. Furthermore, additional information regarding the consummation of the transaction can be found in the current report on Form 8-K filed by First United on April 10, 1998.

         Both transactions were accounted for using the pooling of interest method and therefore certain trading restrictions were placed on the shares of common stock of First United held by affiliates of Citizens received pursuant to the Citizens Agreement and by affiliates of Republic received pursuant to the Republic Agreement, said restrictions to be in place until the publication of certain financial data regarding 30 day post-merger combined operations of the constituent corporations. The following is a disclosure of the summary financial data of the combined operations of Citizens, Republic, and First United for the period ended April 29, 1998.


                          FIRST UNITED BANCSHARES, INC.
                                  SUMMARY DATA
                              MONTH ENDED APRIL 29

                                      APRIL 29, 1998         APRIL 29, 1997
            (thousands)
            Total Assets              $  2,347,906          $  2,241,996
            Total Loans                  1,266,925             1,126,607
            Total Deposits               1,992,480             1,899,003
            Total Equity                   241,131               219,013
            Net Interest Income              8,016                 7,417
            Net Income                       2,665                 2,402


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FIRST UNITED BANCSHARES, INC.
                                        (REGISTRANT)


                                     By /s/ John E. Burns
                                        --------------------------------
                                        John E. Burns, Senior Vice President and
                                        Chief Financial Officer


Date:   May 15, 1998


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